UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 16, 2017
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-37932	94-0787340
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective November 16, 2017, Hein & Associates LLP (“Hein”), the independent registered public accounting firm for Yuma Energy, Inc., (the “Company”), combined with Moss Adams LLP (“Moss Adams”). As a result of this combination, on November 16, 2017, Hein resigned as the independent registered public accounting firm for the Company. Concurrent with such resignation and on November 16, 2017, the audit committee of the Company’s board of directors approved the engagement of Moss Adams as the new independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2017.

Hein was appointed as the Company’s independent registered public accounting firm effective July 10, 2017. To date, Hein has not provided any reports in connection with the Company’s financial statements for any year-end period, and therefore no report of Hein has contained an adverse opinion or disclaimer of opinion, nor been qualified or modified as to uncertainty, audit scope, or accounting principles. From July 10, 2017 through November 16, 2017, (i) the Company had no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Hein’s satisfaction, would have caused Hein to make reference to the subject matter of such disagreements in its future reports on the financial statements of the Company for such time period and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K during such period.

The Company has provided Hein with a copy of the foregoing disclosure and requested that Hein furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Hein agrees with the statements above concerning Hein.  A copy of Hein’s letter, dated November 16, 2017, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2016 and 2015, and the interim period through November 16, 2017, the Company did not consult Moss Adams with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Moss Adams that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits.

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from Hein & Associates LLP to the U.S. Securities and Exchange Commission dated November 16, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
Date: November 16, 2017	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Hein & Associates LLP to the U.S. Securities and Exchange Commission dated November 16, 2017.

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